Debt Instruments at Amortized Cost (Tables)	12 Months Ended
Dec. 31, 2024
Debt Instruments At Amortized Cost [Abstract]
Summary of Debt Instruments at Amortized Cost

As at December 31, 2024 and 2023, this account consists of:

	2024	2023
	(in million pesos)
Retail Treasury Bonds	340	440
Fixed Rate Treasury Notes, or FXTN	55	55
BDO Asean Bonds	—	100
	395	595
Less: Current portion of debt instrument at amortized cost (Note 27)	25	200
Noncurrent portion of debt instrument at amortized cost (Note 27)	370	395